Exhibit 99.1

ICR Conference - January 8, 2018 1

IMPORTANT INFORMATION Forward‐Looking Statements This presentation contains forward‐looking statements that are subject to risks and uncertainties. The fiscal year 2018 outlook for net sales, net income, adjusted EBITDA and adjusted EBIT, as well as all other statements other than statements of historical fact included in this presentation are forward‐looking statements. You can identify forward‐looking statements by the fact that they generally include words such as "anticipate," "estimate," "expect," "project," "plan,“ "intend," "believe," “outlook” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events but not all forward‐looking statements contain these identifying words. These forward‐looking statements are based on assumptions that the Company’s management has made in light of their industry experience and on their perceptions of historical trends, current conditions, expected future developments and other factors they believe are appropriate under the circumstances. As you consider this presentation, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (some of which are beyond the Company’s control) and assumptions. These risks, uncertainties and assumptions include, but are not limited to, the following: decreases in consumer spending due to declines in consumer confidence, local economic conditions or changes in consumer preferences and the Company’s ability to effectively execute on its growth strategy; the failure to realize the anticipated synergies from the Sheplers acquisition and other risks of integration; to maintain and enhance its strong brand image; to compete effectively; to maintain good relationships with its key suppliers; and to improve and expand its exclusive product offerings. The Company discusses the foregoing risks and other risks in greater detail under the heading “Risk factors” in the periodic reports filed by the Company with the Securities and Exchange Commission. Although the Company believes that these forward‐looking statements are based on reasonable assumptions, you should be aware that many factors could affect the Company’s actual financial results and cause them to differ materially from those anticipated in the forward‐looking statements. Because of these factors, the Company cautions that you should not place undue reliance on any of these forward‐looking statements. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict those events or how they may affect the Company. Further, any forward‐looking statement speaks only as of the date on which it is made. Except as required by law, the Company does not intend to update or revise the forward‐looking statements in this presentation after the date of this presentation. Industry and Market Information Statements in this presentation concerning our industry and the markets in which we operate, including our general expectations and competitive position, business opportunity and market size, growth and share, are based on information from independent industry organizations and other third‐party sources, data from our internal research and management estimates. Management estimates are derived from publicly available information and the information and data referred to above, and are based on assumptions and calculations made by us based upon our interpretation of such information and data. The information and data referred to above are imprecise and may prove to be inaccurate because the information cannot always be verified with complete certainty due to the limitations on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. As a result, please be aware that the data and statistical information in this presentation may differ from information provided by our competitors or from information found in current or future studies conducted by market research institutes, consultancy firms or independent sources. Non‐GAAP Financial Measures The Company presents Adjusted EBITDA and Adjusted EBIT because they are important financial measures that its management, board of directors and lenders use to assess the Company’s operating performance. However, Adjusted EBITDA and Adjusted EBIT are non‐GAAP financial measures and should not be considered in isolation or as an alternative to net income or any other measure of financial performance calculated and presented in accordance with GAAP. The Company defines Adjusted EBITDA as earnings before interest, income tax, depreciation and amortization, or EBITDA, adjusted to exclude non‐cash stock‐based compensation, the non‐cash accrual for future award redemptions, recapitalization expenses, acquisition‐related expenses, acquisition‐related integration costs, amortization of inventory fair value adjustment, loss on disposal of assets and contract termination costs, secondary offering costs, and other due diligence expenses. Adjusted EBIT is defined as Adjusted EBITDA less depreciation and amortization. In addition, for fiscal year 2017, which was a 53‐week fiscal year, the Company has made further adjustments to account for the extra week. Since Adjusted EBITDA and Adjusted EBIT are non‐GAAP financial measures, they are susceptible to varying calculations and the Company’s Adjusted EBITDA and Adjusted EBIT may not be comparable to similarly titled measures of other companies, including companies in its industry. See the Appendix to this presentation for a reconciliation of Adjusted EBITDA to Net Income. 2

AGENDA BOOT BARN STORY STRATEGIC INITIATIVES DRIVE SAME STORE SALES GROWTH 1 CONTINUE OMNI‐CHANNEL LEADERSHIP 2 BUILD OUT EXCLUSIVE BRAND PORTFOLIO 3 EXPAND OUR STORE BASE 4 APPENDIX 3

COMPELLING INVESTMENT STORY • • Healthy brick and mortar same store sales growth Leader and authority in the western and work industry • Proven ability to drive growth and expansion • • Genuine lifestyle retail brand Importance of quality and fit • Private brand penetration growth • • Lifestyle experience across stores, e‐commerce and events Extremely loyal customers seeking authenticity • Economies of scale in purchasing • Unique merchandise assortment • Significant e‐commerce penetration through 3 brands • Ability to leverage expenses 4 GROWTH AND PROFIT ENHANCEMENT OPPORTUNITIES STRONG OMNI‐CHANNEL BRAND PRESENCE NATIONAL LEADER IN ATTRACTIVE NICHE

AN AMERICAN LIFESTYLE Country music popularity continues to rise2 Highest selling vehicle1 Thousands of rodeos held in the U.S. Popular spectator sport 1 Business Insider 1/7/2017, “The 20 best‐selling cars and trucks in America”; 2 Forbes.com, 10/31/16, “Country Music’s Popularity and Influence Continues to Rise” 5

ESTIMATED $20 BILLION INDUSTRY[1]

~$20 BILLION MARKET OPPORTUNITY



Western Wear 40%
Work Wear 60%

ATTRACTIVE DYNAMICS

- Highly fragmented
- Less fashion driven than traditional apparel
- Work wear purchases are often non-discretionary

DRIVERS OF WESTERN WEAR GROWTH

- ✓ Country music
- ✓ Western events
- ✓ Ranching
- ✓ Horse ownership
- ✓ Agriculture



DRIVERS OF WORK WEAR GROWTH

- ✓ Blue collar employment
- ✓ Oil & gas recovery
- ✓ Construction spending
- ✓ Commercial accounts
- ✓ Work safety regulations



[1]Source: Möd Advisors LLC July 3, 2014

6

SALES DIVERSIFICATION PRODUCT MIX1 Footwear 52% Apparel 32% Hats, Accessories & Other 16% END USER1 Men 62% Women 25% Unisex 8% Kids 5% CHANNEL1 Stores 82% E‐commerce 18% 1 Fiscal year ended April 1, 2017. 2As of April 1, 2017, western styles comprised approximately 70% of our sales, with work related and other styles making up the balance. 7 Work and Other: 30% of Sales2 Western: 70% of Sales2

EVERYDAY MERCHANDISE ASSORTMENT • • Low fashion quotient minimizes markdown exposure Vast majority of our merchandise sales are at full price1 ¹Excludes sheplers.com sales. 8 WORK & OTHER WESTERN SHIRTS PANTS FLAME RESISTANT OUTERWEAR RUGGED FOOTWEAR BELTS / BELT BUCKLES COWBOY HATS WESTERN SHIRTS DENIM BOOTS

HISTORY OF GROWTH NET SALES ($MM) $669 9% $619 $569 41% $403 48% $346 2 1 FY13 FY14 FY15 FY16 FY17 Outlook FY18 ADJUSTED EBITDA ($MM) ADJUSTED EBIT ($MM) $46 $46 $63 $60 $58 1 1 2 2 FY13 FY14 FY15 FY16 FY17 Outlook FY18 FY13 FY14 FY15 FY16 FY17 Outlook FY18 Note: Fiscal year ends March. FY13 includes 29 stores acquired from RCC with 7 month net sales of $35.5 million. FY14 includes 30 stores acquired from Baskins with 10 month net sales of $63.4 million. Sheplers was acquired June 29, 2015, the beginning of Q2 FY16. ¹Fiscal 2017 was a 53‐week year. The fiscal 2017 reported results have been adjusted above to reflect management’s estimated 52‐week results. The Company estimated that included in fiscal 2017 reported earnings per share was $0.03 attributed to the 53rd week. See the reconciliation included in the Appendix. 2Fiscal 2018 outlook reflects results at the high‐end of the Company’s guidance range. See the reconciliation included in the Appendix. 9 $48 $40 $29 $39 $41 $32 $23 16% $233

PRELIMINARY Q3 FISCAL 2018 RESULTS Net sales increased 13% to approximately $225 million Same store sales increased approximately 5.2%, compared to guidance of 2.0% to 4.0% Net income per diluted share of $0.70 to $0.71. Excluding the impact of change in federal tax law, preliminary net income per diluted share is estimated to be $0.45 to $0.46 compared to guidance of $0.40 to $0.43 Includes $0.02 of earnings per diluted share from a $1.0 million pre-tax net gain from insurance and other settlements, primarily related to losses suffered in the second quarter from Hurricane Harvey Earnings per diluted share negatively impacted by $0.01 as a result of an increase in weighted average diluted shares outstanding driven by stock appreciation during the quarter The Company opened four new stores during the quarter The Company currently estimates the following tax rates as a result of recently passed tax reform: Historical & Estimated Effective Tax Rates 1Recent changes in tax law lowered the federal corporate tax rate from 35% to 21%, which the Company estimates will result in an effective tax rate of 25% during the year ending March 30, 2019, the first full fiscal year under the new law. During the quarter ended December 30, 2017, the Company is required to re-measure deferred taxes under the new effective tax rate of 25%. The Company estimates the deferred tax impact will result in a non-cash tax benefit of $6.0 million, or approximately $0.22 per share, to its 3rd quarter earnings. Due to the timing of the Company’s fiscal year, the fiscal year 2018 effective tax rate is expected to be 35.5%, excluding the impact from the $6.0 million re-measurement of deferred taxes. The 35.5% rate is calculated by blending nine months at the Company’s historical rate of 39% and three months at the Company’s new rate of 25% and applying the blended rate to the entire fiscal year. The updated tax rates does not take into effect any changes in the tax rate resulting from stock-based compensation valuation and other discrete tax items. 2The effective tax rate for the full year Fiscal 2019 reflects the estimated revised effective tax rate under the new tax reform law. 1 39% 35.5% 25% FY17 FY18E FY19E 2

STRATEGIC INITIATIVES DRIVE SAME STORE SALES GROWTH 1 CONTINUE OMNI‐CHANNEL LEADERSHIP 2 BUILD OUT EXCLUSIVE BRAND PORTFOLIO 3 EXPAND OUR STORE BASE 4 11 11

1. SAME STORE SALES GROWTH


7.7%
13.8%
16.2%
14.2%
14.1%
18.1%
19.6%
16.9%
17.8%
14.3%
10.7%
7.5%
8.2%
7.1%
3.8%
8.9%
7.7%
7.3%
7.2%
7.0%
5.6%
0.1%
-2.0%
-1.2%
0.4%
1.8%
0.2%
-0.9%
1.3%
1.8%
5.2%
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
Q3 '15
Q4 '15
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18

12

1. MERCHANDISING OPPORTUNITIES Broadening our assortment and adding new western styles Expanding work boot fixtures and growing commercial accounts 13

1. BROADENING OUR CREATIVE := t _/ F_F [J 14 -r o 1 IF '-:r1t '.(/)rt,vu-(fl../

1. EXPANDING TO NATIONAL RADIO LOCAL RADIO DELIVERY (FY 2017) SPOTS NATIONAL/LOCAL RADIO DELIVERY (FY 2018) 15

1. OPPORTUNITIES GROWING IN UNITED STATES TO REACH HISPANIC CUSTOMER MORE PREVALENT AT BOOT BARN 24% 18% 24% of Boot Barn customers are Hispanic 1.3X more prevalent than the U.S. population 16

STRATEGIC INITIATIVES DRIVE SAME STORE SALES GROWTH 1 CONTINUE OMNI‐CHANNEL LEADERSHIP 2 BUILD OUT EXCLUSIVE BRAND PORTFOLIO 3 EXPAND OUR STORE BASE 4 17 17

2. TARGETED MULTI-BRAND STRATEGY .,-I COUNTRY OUTFITTER BOO,.BARN. SHEPLERS •WES'I'ERHSTOW• . .....,._.... ----·---·---,._ ,.., o...,.,.'....'"• '"•••• or-uoro COUNTRY T!,I!!!, '••• ' .•..,_. o...o••• O••• $" -..,. -... _,. -·,..... .....,_. - EXTRA 20% OFF ·,....... ENTIRE SITE ON SALE tt.QCQ.OOO..........,.... 800'1'BARN' Discover the NEW GO EXPLORING. COUNTRY OUTFITTER Mtn's lucchtst Boots I 0 0 0 0 0 0 0 0 0 0 0 ,....... 0 0 Nw Arrivals • B.tltu• Stlectio r • Att Ea.1ier Way to Shop ........-,.. .... ...... - • nnoo ••• CODY JAMES U'fllO'Ii.Oif SiUCTIU.ItS SHYANNE Sh'[ JO"OH Si:UOlUlU Men's loots Women's Boots II£WA AD£0 £NAOLL IN OUR LOYALTY PAOC.A.lM TODAY AND A£UIY[ 150 POINTS rAH• .,.... ......_ ._..,. -.-.,..·..... -'"-·-=:.:.:::.-...c...-.........-.......•.'"_"""'tloUf..... . a••• St4)00 •171)0•0• '"''" women·srops Denim Men'sShirts •• - - -MEN'S WOMEN 'S WORKWEAR 18 0 ••••,.

Actual search results (January 2018)
western boots - Google
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All Western Boots On Sale - Over 4,000 Boot Styles On Sale
Ad www.sheplers.com/WesternBoots
Justin, Tony Lama, Ariat, Lucchese, Dan Post, & More. All Boots Ship Free
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Harness Boots · Motorcycle Boots · Casual Cowboy Boots · Work Boots · Men's Roper Boots
Cowgirl Boots & Western Boots | Free Shipping | Cavender's
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4.7 ★★★★★ rating for cavenders.com
Shop Cavenders.com Today & Save! All Boots & Orders $50+ Ship Free.
Tons of Clearance Items · Email Only Savings · Free Shipping on $50 · Great Customer Service
Types: Cowboy Boots, Cowboy Hats, Western Wear, Work Boots, Western Gifts, Jeans
Western Boots at Boot Barn - Free Shipping On Cowboy Boots
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4.5 ★★★★★ rating for bootbarn.com
The Largest Western Wear Retailer.
15345 Barranca Pkwy, Irvine, CA - (888) 440-2668
Men's Cowboy Boots - Latest Styles, Large Selection
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$235.00
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Justin Men's Distressed Light...
$173.03
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$129.95
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Justin Stampede Roper Cowboy...
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Boot Barn
4.1 ★★★★★ (31) · $$ · Western Apparel Store
Cowboy boots, workwear & Western gifts
2.8 mi · Lake Forest, CA · (949) 455-0211
Open until 8:00 PM
SHEPLERS
BOOT BARN
COUNTRY OUTFITTER
BOOT BARN

19

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2. CONSOLIDATING E-COMMERCE MANAGEMENT

	Former Set-up			Today
	SHEPLERS	BOOT BARN	COUNTRY OUTFITTER	
Demand Creation • Buying • Site Merchandising • SEM • SEO	*Wichita*	*Irvine*	*Fayetteville*	***ONE*** **Team**
Fulfillment Operations • Photo Studio • Distribution Center • Customer Service	*Wichita*	*Irvine*	*Fayetteville*	***ONE*** **DTC Operation**
Supporting Systems				***ONE*** **Common Platform**
• Front End	*"Custom"*	*Demandware*	*Demandware*	
• Order Management	*Oracle*	*Mainstreet*	*NetSuite*	
• WMS	*Serenade*	*None*	*High Jump*	
• Email	*Silverpop*	*Bronto*	*Sailthru*	

21

2. EXPANDING CUSTOMER PURCHASING OPTIONS HOME ONLINE OUTPOST Pick Up Online Orders Here SECURE PICK UP ·FREE SHIPPING ·EASY RETURNS & EXCHANGES WHIP WE HAVE IT PROMISE * Our IN STORE TABLET is an endless aisle of boots, jeans, shirts., hats &. more! * FREE ·2-DAY SHIPPING on all boot purchases* ---:---JUSTONECLICKAWAY ----22 BUY ONLINE PICK UP IN-STORE 1 IN-STORE TABLET, SHIP TO

2. BUILDING OMNI‐CHANNEL LEADERSHIP IN‐STORE COMMERCIAL ONLINE DIRECT STORE POS EVENTS SHIP FROM DC SELL NEW SITES SPECIAL ORDER SHIP FROM VENDOR MOBILE ECOM WHIP COMMERCIAL ACCOUNTS ORM SOCIAL CREDIT CARD CRM OUTPOST 23 TRANSACT FULFILL

STRATEGIC INITIATIVES DRIVE SAME STORE SALES GROWTH 1 CONTINUE OMNI‐CHANNEL LEADERSHIP 2 BUILD OUT EXCLUSIVE BRAND PORTFOLIO 3 EXPAND OUR STORE BASE 4 24

(% of sales) 13% • Growth penetration of 2 ppts annually • Margin enhancement (900 - 1,000 bps) • Continued growth opportunities FY2012 TTM Q3 FY18 1 Represents total company exclusive brand penetration. 25 3% EXCLUSIVE BRAND SALES PENETRATION1 EXCLUSIVE BRAND GROWTH PLAN 1

;; ©CodyJan1esSoci a l

Facebook and Instagram Pages In-Store Fixtures Email

SHYANNE @ShyanneSocial

Facebook and Instagram Pages In-Store Fixtures Email

3. EXCLUSIVE BRANDS ARE TOP BRANDS

TOP 5 brands	Western	Work / Other
1 ARIAT	Cinch, Levi's, Justin, Moonshine Spirit	carhartt, CAT
2 Wrangler	Montana Silversmiths, STETSON, DURANGO	LAPCO FR, Bulwark FR, RASCO FR
3 CODY JAMES	GRACE, El Dorado, DAN POST	Harley-Davidson Motor Cycles, Timberland PRO
4 Justin	CORRAL, dingo, RESISTOL best all-around	MAGNUM, CAROLINA Built For Work.
5 SHYANNE	Miss Me, Wrangler, SHYANNE	John Deere, Danner, Georgia Boot
	FRYE, OLD GRINGO, ARIAT	Chippewa Boots, ROCKY
	Roar, CODY JAMES, Twisted X Boots	UGG australia, WOLVERINE
	Outback, Nocona Belt Co., Cowgirl Up	DeWALT, Dr. AirWair Martens
	BB Ranch, Circle S, Angie, Cruel Girl, Lucchese	
	Laredo Western Boots, Oak Tree Western Wear, Tony Lama Boots	

= Exclusive brands

30

3. COUNTRY MUSIC STAR EXCLUSIVE BRANDS • • Renewed partnership New partnership • • Launched lifestyle brand Moonshine Spirit Dec 2014 Launching lifestyle brand chain wide Fall Calendar 2018 • • • • • • Boots Apparel Accessories Boots Apparel Accessories • • Won 3 Grammys and 23 number one singles Won ACM Female Vocalist of the Year Award each of last 8 years 31

3. EXPANDING EXCLUSIVE BRANDS • Xero Gravity boot performance platform • Long wearing, durable, flexible and built for comfort • Launched in stores October 2017 32

STRATEGIC INITIATIVES DRIVE SAME STORE SALES GROWTH 1 CONTINUE OMNI‐CHANNEL LEADERSHIP 2 BUILD OUT EXCLUSIVE BRAND PORTFOLIO 3 EXPAND OUR STORE BASE 4 3333

4. BUILDING A NATIONAL PRESENCE E-COMMERCE1 STORES More FY12 • 86 stores • 8 states TODAY • 226 stores • 31 states Less 34 1Represents e‐commerce sales dollars by state for the trailing twelve months ended September 30, 2017.

4. GAINING MARKET SHARE - STORES RANK OF U.S. WESTERN RETAILERS AUGUST 2012 AUGUST 2013 AUGUST 2014 TODAY 1 3 35

4. U.S. COMPETITIVE LANDSCAPE WESTERN WEAR CHAINS (ESTIMATED STORE COUNT)1 226 National > 2.5x as many stores as closest competitor 79 Regional (Mostly Texas) 9 North & South Carolina WOOD’S BOOTS 6 • 4 store chain in the Odessa/Midland region of West Texas Arizona Independent retailers • Acquired by Boot Barn 9/11/2017 Thousands • Purchase price of $2.7 million • Expected payback in < 2 years 1 Store count as of December 27, 2017. 36 Wood’s Boots

4. OPPORTUNITY TO DOUBLE STORE COUNT COMPELLING NEW STORE ECONOMICS HISTORICAL AND FUTURE POTENTIAL STORE BASE 17% CAGR Store Size (sq. ft.) Year 1 Net Sales Net Cash Investment Cash on Cash Return (Yr. 1) Payback Period New stores opened since FY12 10,000 $1.7mm $0.8mm ~30% ~3 Years 76 226 219 208 169 152 117 86 1 FY 12 FY 13 FY 14 FY 15 FY 16 FY 17 Today 37 1 Represents store count as of December 30, 2017. GOALS

4. ICONIC STORE DESIGN

4. AUTHORITY ON BOOTS 39

4. STRONG WORK BOOT SELECTION 40

4. BROAD AND DEEP DENIM ASSORTMENT 41

4. ENGAGING IN‐STORE MERCHANDISING 42

INVESTMENT HIGHLIGHTS Genuine lifestyle retail brand Clear national leader in a large and fragmented market niche Significant new store growth opportunity Great omni‐channel brand with three leading e‐commerce sites Proven ability to drive same store sales growth Strong portfolio of exclusive brands Loyal customer base Experienced management team and passionate organization 43

APPENDIX 44

OVERVIEW OF TAX REFORM IMPACT

Key Tax Reform Provisions	Boot Barn	Estimated Impact on Boot Barn
Federal tax rate from 35% to 21%.	Substantially all sales are domestic and subject to federal tax rate + state and/or local income tax of ~4% .	Long term blended tax rate (federal + state and local) will be significantly reduced. FY17 tax rate = 39% FY18 Estimated blended tax rate = 35.5% FY19 Estimated tax rate = 25%
Deferred taxes will be revalued based on new tax rates.	Net deferred tax liability to be revalued using new tax rates.	Impact of new tax rate on deferred tax liability is estimated to result in a one-time non-cash tax benefit of ~$6 million in Q3 FY18.
Interest expense deduction limited to net interest expense up to 30% of adjusted taxable income.	FY18 estimated interest expense of $15 million projected to be less than 30% of adjusted taxable income.	All interest expense expected to continue to be deductible. No change.
Increased year one CAPEX tax deduction.	Estimated FY18 CAPEX $18 million.	Year one tax deduction for CAPEX purchases in Q3 FY18 and beyond is expected to increase from 50% to 100%.
Expansion of Section 162(m) deduction.	Expands 162(m) to additional individuals. Eliminates performance-based compensation exceptions.	Not estimated to have a significant impact.

45

ADJUSTED EBITDA RECONCILIATION ¹ outlooks Fiscal Year Ended (in thousands.; March 31, April 1, March 26, March 28, March 29, March 30, 2018 2017a 2016 2015 2014 2013 EBITDA Reconciliation: Net income 24,500 $ 13,389 $ 9,868 $ 13,730 $ 5,660 $ 680 Income tax expense 4,200 8.,414 7,443 8,466 3,321 826 Interest expense, net 15,100 14,422 12,923 13,291 11,594 7,415 I Depreciation and intangible asset amortization 16,500 16,710 14,016 9,207 8,129 5,588 EBITDA 60,300 52,934 44,250 44,694 28,704 14,509 Non-cash stock-based compensation (a) 2,500 2,966 2,881 2,048 1,291 787 Non-cash accrual for future award redemptions (b) 85 4 (49) 591 219 Acquisition-related expenses (c)  891  - 671 1,138 Acquisition-related integration costs (d)  10,338 - 6,167 2,061 Amortization of inventory fair value adjustment (e)  500; 867 9,199 Loss on disposal of assets and contract termination costs (f) 100 367 1,373 134 1,980 322 Secondary offering costs (g)  317 541 Other due diligence expenses (h)  864 69g Store impairment charge (i) 1,164 Adjusted EBITDA 62,900 $ 57,516 $ 59,554 $ 48,232 $ 40,271 $ 2%933 Depreciation and intangible asset amortization (16,500; (16,710) (14,016) 9,207) (8,129) (5,588; Adjusted EDIT $ 46,400 $ 40,806 $ 45,538 $ 39,025 $ 32,142 $ 23,345 The outlook for the year ended March 31, 2018 reflects results at the high‐end of the Company’s guidance range. 2The fiscal 2017 column has been adjusted to reflect management’s estimated 52‐week results as fiscal 2017 was a 53‐week year. The Company estimated that included in fiscal 2017 reported earnings per share was $0.03 attributed to the 53rd week. As such, the Company has estimated fiscal 2017 net income, excluding the 53rd week, to be $13.4 million compared to GAAP net income of $14.2 million. In calculating estimated Adjusted EBITDA and Adjusted EBIT on a 52‐week basis, the Company also adjusted income tax expense, interest expense, and stock based compensation expense by taking 52/53rds of the GAAP reported fiscal 2017 numbers. (a) Represents non‐cash compensation expenses related to stock options, restricted stock awards and restricted stock units granted to certain of our employees and directors. (b) Represents the non‐cash accrual for future award redemptions in connection with our customer loyalty program. (c) Includes direct costs and fees related to the acquisitions of RCC, Baskins and Sheplers, which we acquired in August 2012, May 2013 and June 2015, respectively. (d) Represents certain store integration, remerchandising, inventory obsolescence and corporate consolidation costs incurred in connection with the integration of RCC, Baskins and Sheplers, which we acquired in August 2012, May 2013 and June 2015, respectively. Fiscal 2016 includes an adjustment to normalize the gross margin impact of sales of discontinued inventory from Sheplers, which was sold at a discount or written off. The adjustment assumes such inventory was sold at Sheplers’ normalized margin rate. (e) Represents the amortization of purchase‐accounting adjustments that adjusted the value of inventory acquired to its fair value. (f) Represents loss on disposal of assets and contract termination costs from store closures and unused office and warehouse space. (g) Represents professional fees and expenses incurred in connection with a Form S‐1 Registration Statement filing in July 2015 and withdrawn in November 2015, and a secondary offering held in February 2015. (h) Represents professional fees and expenses incurred in connection with a prior due diligence process of Sheplers. (i) Represents the store impairment charge recorded at three stores in order to reduce the carrying amount of the assets to their estimated fair values. 46